Semiannual Report

New America
Growth
Fund

June 30, 2002

 T. Rowe Price(registered trademark)                  logo(registered trademark)

Report Highlights
--------------------------------------------------------------------------------
New America Growth Fund

o Stocks fell sharply during the past six months as investors worried about the pace of economic growth, international tensions, and the growing corporate accounting scandal.

o The fund's returns were mixed versus the Lipper peer group, and lagged the S&P 500 for six and 12 months.

o Industrials and business services and the health care sectors provided the best contributions to performance; IT, media, and telecom holdings were worst.

o While growth stocks have been through a difficult period, we are optimistic about the fund's long-term growth potential.







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Fellow Shareholders

At the end of 2001, the market appeared to be optimistic about the new year and the impending economic recovery. However, that optimism was replaced by doubt in early 2002. In the second quarter, doubt turned to pessimism as investors lost confidence in both the economy and the integrity of corporate management, their auditors, and in Wall Street. We believe the current level of pessimism is excessive, yet it is unclear when investors may turn positive again.

Over the years, we've witnessed recessions, market collapses, and mass euphoria, all of which stemmed from economies that recovered or deteriorated and valuations that rose or fell to more normal levels. However, the market's current malaise involved something deeper than statistics and historical trends; it evolved from the erosion of trust and faith.

Performance Comparison

Periods Ended 6/30/02                       6 Months                   12 Months
--------------------------------------------------------------------------------
New America Growth Fund                     -20.70%                    -25.21%
S&P 500 Index                               -13.16                     -17.99
Lipper Multi-Cap Growth
Funds Index                                 -20.13                     -29.88

During the first half, the fund returned -20.70%, contributing to a -25.21% return for the full year. These results were behind the S&P 500 but roughly in line with the Lipper peer group as well as a more style-appropriate benchmark, the Russell 1000 Growth Index, which fell -20.78% and -26.49% for the 6- and 12-month periods, respectively.




MARKET ENVIRONMENT

Most U.S. stock indices posted double-digit declines in the six-month period through June. The retrenchment was driven by a slowing economy, weak corporate earnings, high valuations (particularly in the technology sector), and now a crisis of confidence in the financial markets. Greed and pressure to meet analyst estimates drove a few high-profile corporate management teams to manipulate earnings statements. Enron, WorldCom, and Xerox, along with the actions of Tyco's ex-CEO, have increased investor skepticism, which in turn has fueled the dramatic declines we've endured this year.

Media hype fanned the embers of skepticism, prompting credit-rating agencies to respond with downgrades, crimping the financial flexibility of many firms. Companies that historically relied on short-term debt financing, or had generated growth through acquisitions, were punished severely. The extreme price declines were far greater than we imagined possible. We believe it will take time to repair the trust that has been lost in recent quarters.

INVESTMENT REVIEW

Over the last six months, two major forces worked against the market; the first was expected and the other was not. Both factors punished performance, especially in the second quarter.

We expected that the economy would stabilize at the consumer level and that the business environment would remain difficult for technology and telecommunications companies. In fact, the decline in information technology spending was even greater than we had projected. Additionally, the lack of a rebound in the equity markets and financing in many large companies hurt financial stocks. Only three S&P market sectors posted gains in the first half-energy, materials, and consumer staples-areas most frequently associated with value rather than growth investing. Information technology posted the largest six-month loss, and telecommunications services and health care were pounded as well.

The factor that took us by surprise was the loss of investor confidence. The impact was most severe on companies that have historically grown through acquisitions. Multinational conglomerates that have consistently expanded their market share through mergers and acquisitions, like American International Group, GE, and Citigroup, all came under a cloud of suspicion for aggressive accounting. For the most part, there was no proven basis for such claims. None of these companies has had to restate revenues or earnings, but their stocks have dropped precipitously, which in our view creates opportunity. We stand firm in our belief that these are solid growth companies and should be afforded higher-than-market multiples.

Fears about which large company would be next to fall from grace prompted a shift into traditionally safer, value-oriented sectors like energy and consumer staples. While the fund had some exposure to these sectors, they did little to limit losses.

Media stocks were among the fund's worst performers for the year-to-date, and our overweight positions hampered results. These companies held up well at the beginning of 2002, but fell during the recent quarter amid accounting speculation. Omnicom, one of the leaders in the sector, came under public scrutiny for its handling of acquisitions. Even though the fund avoided Omnicom's steep losses, there was enough pressure on the sector to drag down our holdings in AOL Time Warner and Clear Channel Communications. We remain committed to these companies as they have enduring franchises with good cash flow and believe that they are well positioned to benefit from an economic and advertising recovery.

Sector Diversification
--------------------------------------------------------------------------------
                                  6/30/01         12/31/01              6/30/02
--------------------------------------------------------------------------------
Energy and Utilities                3%                   4%                   4%
Industrials and
Materials                          11                   12                   15
Consumer                           25                   24                   25
Health Care                        12                   15                   21
Financials                         11                   11                   13
Information Technology             26                   23                   18
Telecommunication
Services                            5                    4                    1
Reserves and Other                  7                    7                    3
--------------------------------------------------------------------------------
Total                             100%                 100%                 100%

Neither the information technology nor telecommunications services sectors have yet recovered from the excessive capital expenditures of the tech bubble. The beaten down telecom sector suffered another blow in the second quarter when WorldCom announced it had committed a $3.8 billion accounting fraud. Western Wireless, a large cellular operator, and Crown Castle International, a wireless infrastructure developer, were among our largest performance detractors since December. We eliminated both stocks during the period due to deteriorating fundamentals. For similar reasons, we also eliminated tech holdings Peregrine Systems and Flextronics.

Our investment in Tyco International has been extremely disappointing. We bought Tyco with the view that it had strong franchises (outside of its CIT Group), generated solid cash flow, and possessed a wealth of experienced and talented management. The allegations against the company's CEO, and his subsequent dismissal from the firm, have spotlighted our error in judging at least one component of the management team. However, we have studied the financials and continue to believe that the firm's franchises are worth more than is reflected in the current share price, and we have maintained the majority of our original position.

While the aforementioned securities detracted from performance, several stocks were strong contributors. Apollo Group (industrials and business services), which is the largest Internet-based, degree-granting university in the U.S., was the top contributor for the six months. Apollo has produced very consistent earnings in a niche usually served by traditional brick-and-mortar universities. We expect continued success as online education grows.

We remained bullish on health care services stocks WellPoint Health Networks, Laboratory Corporation of America, and Anthem, which were strong year-to-date contributors. Overall, the health care sector produced mixed results because large-cap pharmaceuticals and biotech stocks suffered severe losses. The telecom sector was a dismal performer during the 6- and 12-month periods; however, we dodged some of the pain by maintaining an underweight allocation, aiding comparisons with our benchmarks.

OUTLOOK

During this period of incredible uncertainty, the market appears to be valuing all stocks the same, including those with higher growth prospects. We are upgrading the portfolio, adding to companies where we have the highest conviction, believing that they will provide superior long-term results for the fund.

The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith and a more virtuous cycle will begin again.

During this uncertain period we will continue to work diligently to find companies that increase market share, improve returns, and run their businesses ethically for all shareholders. We think these companies will offer significant returns to shareholders and your fund.

Respectfully submitted,

Robert W. Smith
President

Joseph M. Milano Executive vice president and chairman of the fund's Investment Advisory Committee

July 26, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Change in New America Growth Fund Management

Effective May 29, 2002, Robert W. Smith became president of New America Growth Fund and interim chairman of its Investment Advisory Committee, assuming day-to-day responsibility for managing the fund. Marc L. Baylin stepped down as chairman to pursue interests outside of T. Rowe Price, and we wish him well in his new endeavors.

On July 22, 2002, Joseph M. Milano became executive vice president of New America Growth Fund and chairman of its Investment Advisory Committee, assuming day-to-day responsibility for managing the fund. Mr. Smith will continue as president of the fund and will stay on the Investment Advisory Committee.

--------------------------------------------------------------------------------
The following updates the Portfolio Management paragraph on page 18 of your May 1, 2002, prospectus:

Effective July 22, 2002, Joseph M. Milano became chairman of New America Growth Fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. Mr. Milano joined T. Rowe Price in 1996 as a research analyst in the equity division covering a wide range of growth companies. He is a member of seven T. Rowe Price Investment Advisory Committees.



T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------
Freddie Mac                                                       3.4%
Apollo Group                                                      3.3
First Data                                                        3.2
Microsoft                                                         3.1
Pfizer
                                                                  2.9
Affiliated Computer Services                                      2.8
Viacom                                                            2.7
Target
                                                                  2.7
Omnicare                                                          2.6
Family Dollar Stores                                              2.6
Home Depot                                                        2.2
Cisco Systems                                                     2.2
Concord EFS                                                       1.8
Costco Wholesale                                                  1.7
WellPoint Health Networks                                         1.6
Citigroup                                                         1.6
Laboratory Corporation of America                                 1.6
Wyeth                                                             1.5
Clear Channel Communications                                      1.5
American International Group                                      1.5
AOL Time Warner                                                   1.5
Liberty Media                                                     1.5
Comcast                                                           1.4
Smith International                                               1.3
GE                                                                1.2

Total                                                            53.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/02

Ten Best Contributors

Apollo Group                                                       22(cents)
WellPoint Health Networks                                          14
Family Dollar Stores                                               10
Laboratory Corporation of America                                   9
Smith International                                                 8
Anthem                                                              5
Starbucks                                                           5
Omnicare                                                            4
Choicepoint                                                         4
Weight Watchers                                                     4
Total                                                              85(cents)

Ten Worst Contributors

Western Wireless **                                               -40(cents)
AOL Time Warner                                                    34
Flextronics **                                                     23
SmartForce PLC **                                                  22
Clear Channel Communications                                       22
Tyco International                                                 22
Peregrine Systems **                                               21
Home Depot                                                         21
Crown Castle International **                                      20
Vodafone                                                           20
Total                                                            -245(cents)

12 Months Ended 6/30/02

Ten Best Contributors

Apollo Group                                                       28(cents)
Affiliated Computer Services                                       28
WellPoint Health Networks                                          22
Family Dollar Stores                                               20
First Data                                                         18
Omnicare                                                           14
Concord EFS                                                        12
Laboratory Corporation of America                                  11
Anthem *                                                            9
Choicepoint *                                                       7
Total                                                             169(cents)

Ten Worst Contributors

Western Wireless **                                               -66(cents)
AOL Time Warner                                                    60
Liberty Media                                                      39
Peregrine Systems **                                               38
TMP Worldwide                                                      37
Clear Channel Communications                                       36
Crown Castle International **                                      35
VeriSign **                                                        32
Allegiance Telecom **                                              28
Comcast                                                            26
Total                                                            -397(cents)

*    Position added

**   Position eliminated




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW AMERICA GROWTH FUND

XXX                        S&P 500 Index    Lipper Multi-Cap Growth    NAG-Line
06/92                           10000                10000                10000
06/93                           11363                12130                12649
06/94                           11522                12143                12920
06/95                           14527                15301                15893
06/96                           18304                18932                21950
06/97                           24655                22685                24968
06/98                           32092                29013                32663
06/99                           39395                35446                36431
06/00                           42249                48747                36495
06/01                           35983                34026                30951
06/02                           29511                23860                23147



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Period Ending 6/30/02         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
New America Growth Fund       -25.21%      -14.03%       -1.50%        8.76%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period

                 6 Months     Year
                    Ended    Ended
                  6/30/02   12/31/01  12/31/00  12/31/99   12/31/98   12/31/97
NET ASSET VALUE
Beginning of
period         $  30.87   $  35.77   $  48.06   $  47.79   $  44.19   $  38.37

Investment
activities
  Net investment
  income (loss)   (0.07)     (0.12)     (0.14)     (0.20)     (0.21)     (0.13)
  Net realized
  and unrealized
  gain (loss)     (6.32)     (4.14)     (4.63)      5.87       7.65       8.15
  Total from
  investment
  activities      (6.39)     (4.26)     (4.77)      5.67       7.44       8.02

Distributions
  Net realized
  gain             --        (0.64)     (7.52)     (5.40)     (3.84)     (2.20)

NET ASSET VALUE
End of period  $  24.48   $  30.87   $  35.77   $  48.06   $  47.79   $  44.19
               --------   --------   --------   --------   --------   --------


Ratios/Supplemental Data

Total return^    (20.70)%   (11.89)%   (10.53)%    12.76%     17.89%     21.10%

Ratio of total
expenses to
average net
assets         0.96%!         0.99%      0.93%      0.94%      0.95%      0.96%

Ratio of net
investment
income (loss)
to average
net assets     (0.46)%!      (0.36)%    (0.33)%    (0.43)%    (0.49)%    (0.34)%

Portfolio
turnover rate  62.4%!         52.1%      81.4%      39.7%      45.6%      43.2%

Net assets,
end of period
(in millions)  $    884   $  1,183   $  1,519   $  2,064   $  2,064   $  1,758



^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized


The accompanying notes are an integral part of these financial statements.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2002

Statement of Net Assets                                    Shares         Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  97.4%

CONSUMER DISCRETIONARY  22.1%

Hotels, Restaurants & Leisure  0.9%
Starbucks *                                        325,000      $         8,076
                                                                          8,076

Internet & Catalog Retail  0.9%
USA Interactive *                                  355,000                8,325
                                                                          8,325

Media  11.2%
AOL Time Warner *                                  900,000               13,239
Clear Channel Communications *                     420,000               13,448
Comcast, Class A *                                 515,000               12,278
EchoStar Communications *                          260,000                4,826
Lamar Advertising, Class A *                        70,000                2,605
Liberty Media, Class A *                         1,300,000               13,000
TMP Worldwide *                                    275,000                5,912
Univision Communications, Class A *                295,000                9,263
Viacom, Class B *                                  540,000               23,960
                                                                         98,531
Multiline Retail  6.9%
Costco Wholesale *                                 385,000               14,869
Family Dollar Stores                               640,000               22,560
Target                                             625,000               23,812
                                                                         61,241

Specialty Retail  2.2%
Home Depot                                         530,000               19,467
                                                                         19,467

Total Consumer Discretionary                                            195,640

CONSUMER STAPLES  2.1%

Food & Drug Retailing  2.1%
Sysco                                              320,000                8,710
Walgreen                                           250,000                9,658
Total Consumer Staples                                                   18,368

ENERGY  3.9%

Energy Equipment & Services                                                 3.9%
Baker Hughes                                       255,000                8,489
Diamond Offshore Drilling                          340,000                9,690
Schlumberger                                       110,000                5,115
Smith International *                              170,000               11,592
Total Energy                                                             34,886

FINANCIALS  12.5%

Banks  1.5%
Mellon Financial                                   250,000                7,857
Northern Trust                                     127,000                5,596
                                                                         13,453

Diversified Financials  8.4%
Charles Schwab                                     350,000                3,920
Citigroup                                          355,000               13,757
Freddie Mac                                        490,000               29,988
Goldman Sachs Group                                135,000                9,902
Morgan Stanley                                     215,000                9,262
Waddell & Reed Financial, Class A                  306,900                7,034
                                                                         73,863

Insurance  2.6%
American International Group                       195,000               13,305
Marsh & McLennan                                    97,500                9,419
                                                                         22,724
Total Financials                                                        110,040

HEALTH CARE  19.5%

Biotechnology  2.5%
Abgenix*                                           120,500                1,181
Amgen*                                             120,000                5,026
Cephalon*                                           95,000                4,294
Genentech*                                         115,000                3,852
MedImmune*                                         285,000                7,524
                                                                         21,877

Health Care Equipment & Supplies  1.4%
Baxter International                               225,000               10,002
Waters Corporation*                                 90,000                2,403
                                                                         12,405

Health Care Providers & Services  8.2%
Anthem*                                            115,000                7,760
HCA                                                 70,000                3,325
Laboratory Corporation of America *                300,000               13,695
Omnicare                                           875,000               22,977
UnitedHealth Group                                 110,000               10,071
Wellpoint Health Networks *                        185,000               14,395
                                                                         72,223

Pharmaceuticals  7.4%
Allergan                                           125,000                8,344
Eli Lilly                                          110,000                6,204
King Pharmaceuticals *                             143,033                3,182
Pfizer                                             725,000               25,375
Pharmacia                                          240,000                8,988
Wyeth                                              265,000               13,568
                                                                         65,661
Total Health Care                                                       172,166

INDUSTRIALS & BUSINESS SERVICES  15.1%

Air Freight & Logistics  0.6%
UPS, Class B                                        95,000                5,866
                                                                          5,866

Commercial Services & Supplies  12.9%
Apollo Group, Class A *                            737,500               29,072
BISYS Group *                                      200,000                6,660
Certegy *                                          210,000                7,793
Choicepoint *                                      193,333                8,791
Concord EFS *                                      525,000               15,823
DST Systems *                                      140,000                6,399
First Data                                         760,000               28,272
Robert Half International *                        205,000                4,777
Weight Watchers *                                  140,000                6,082
                                                                        113,669

Industrial Conglomerates  1.6%
GE                                                 375,000               10,894
Tyco International                                 219,900                2,971
                                                                         13,865
Total Industrials & Business Services                                   133,400

INFORMATION TECHNOLOGY  18.6%

Communications Equipment  3.5%
Brocade Communications Systems *                   250,000                4,370
Cisco Systems *                                  1,383,000               19,293
Nokia ADR                                          235,000                3,403
QUALCOMM *                                         150,000                4,123
                                                                         31,189

Computers & Peripherals  0.7%
Lexmark International, Class A *                   115,000                6,256
                                                                          6,256

Electronic Equipment & Instruments  1.0%
Celestica*                                         390,000                8,857
                                                                          8,857

IT Consulting & Services  4.5%
Accenture, Class A *                               440,000                8,360
Affiliated Computer Services, Class A *            530,000               25,164
SunGard Data Systems *                             225,000                5,958
                                                                         39,482

Semiconductor Equipment & Products  3.8%
Analog Devices *                                   285,000                8,464
Applied Materials *                                400,000                7,608
Maxim Integrated Products *                        275,000               10,541
Texas Instruments                                  300,000                7,110
                                                                         33,723

Software 5.1%
Electronic Arts *                                   75,000                4,954
Mercury Interactive *                              165,000                3,788
Microsoft *                                        495,000               27,077
Siebel Systems *                                   235,000                3,342
VERITAS Software *                                 275,000                5,442
                                                                         44,603
Total Information Technology                                            164,110

TELECOMMUNICATION SERVICES  1.0%

Wireless Telecommunication Services  1.0%
Vodafone ADR                                       665,000                9,077
Total Telecommunication Services                     9,077
Total Miscellaneous Common Stocks                      2.6%              22,701
Total Common Stocks (Cost $775,871)                                     860,388

Short-Term Investments  4.6%

Money Market Fund  4.6%
T. Rowe Price Reserve Investment Fund, 1.95%#     40,783,328             40,783
Total Short-Term Investments (Cost  $40,783)                             40,783

Total Investments in Securities
102.0% of Net Assets (Cost $816,654)                                $   901,171

Other Assets Less Liabilities                                           (17,666)

NET ASSETS                                                          $   883,505
                                                                    -----------

Net Assets Consist of:
Undistributed net investment income (loss)                          $    (2,385)
Undistributed net realized gain (loss)                                 (155,191)
Net unrealized gain (loss)                                               84,517
Paid-in-capital applicable to 36,092,197
shares of no par value capital stock
outstanding; unlimited shares authorized                                956,564

NET ASSETS                                                          $   883,505
                                                                    -----------

NET ASSET VALUE PER SHARE                                           $     24.48
                                                                    -----------


#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.





T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)

Income
  Dividend                                                 $    2,023
  Interest                                                        559
  Total income                                                  2,582
Expenses
  Investment management                                         3,501
  Shareholder servicing                                         1,340
  Custody and accounting                                           62
  Prospectus and shareholder reports                               50
  Proxy and annual meeting                                         24
  Registration                                                      8
  Legal and audit                                                   8
  Trustees                                                          5
  Total expenses                                                4,998
  Expenses paid indirectly                                        (31)
  Net expenses                                                  4,967
Net investment income (loss)                                   (2,385)

Realized and Unrealized Gain (Loss)

Net realized gain or loss on
securities                                                    (77,554)
Change in net unrealized gain
or loss on securities                                        (156,667)
Net realized and unrealized gain (loss)                      (234,221)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $(236,606)
                                                            ---------



The accompanying notes are an integral part of these financial statements.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        (2,385)     $        (4,658)
  Net realized gain (loss)                         (77,554)             (77,344)
  Change in net unrealized gain (loss)            (156,667)            (104,718)
  Increase (decrease) in net assets
  from operations                                 (236,606)            (186,720)

Distributions to shareholders
  Net realized gain                                   --                (24,211)

Capital share transactions *
  Shares sold                                       63,151              165,212
  Distributions reinvested                            --                 23,540
  Shares redeemed                                 (126,323)            (313,336)
  Increase (decrease) in net assets
  from capital share transactions                  (63,172)            (124,584)

Net Assets

Increase (decrease) during period                 (299,778)            (335,515)
Beginning of period                              1,183,283            1,518,798

End of period                              $       883,505      $     1,183,283
                                           ---------------      ---------------

*Share information
  Shares sold                                        2,205                5,149
  Distributions reinvested                            --                    771
  Shares redeemed                                   (4,441)             (10,054)
  Increase (decrease) in shares outstanding         (2,236)              (4,134)


The accompanying notes are an integral part of these financial statements.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2002

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $31,000 and $0, respectively, for the period ended June 30, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $310,902,000 and $317,048,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $14,157,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $63,480,000 of unused capital loss carryforwards, of which $63,480,000 expire in 2009.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $816,654,000. Net unrealized gain aggregated $84,517,000 at period-end, of which $235,047,000 related to appreciated investments and $150,530,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $509,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,079,000 for the six months ended June 30, 2002, of which $197,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $559,000 and are reflected as interest income in the accompanying Statement of Operations.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Trustees

Name
(Date of Birth)         Principal Occupation(s) During Past 5 Years and
Year Elected*           Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)               President, Coppin State College; Director, Provident
2001                    Bank of Maryland


Anthony W. Deering      Director, Chairman of the Board, President, and
(1/28/45)               Chief Executive Officer, The Rouse Company, real
2001                    estate developers



Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                and management advisory firm
1985


David K. Fagin          Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                Golden Star Resources Ltd., and Canyon Resources
1994                    Corp. (5/00 to present); Chairman and President,
                        Nye Corp.


F. Pierce Linaweaver    President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)               consulting environmental and civil engineers
2001


Hanne M. Merriman       Retail Business Consultant; Director, Ann Taylor
(11/16/41)              Stores Corp., Ameren Corp., Finlay Enterprises,
1994                    Inc., The Rouse Company, and US Airways Group, Inc.


John G. Schreiber       Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)              real estate investment company; Senior Advisor and
2001                    Partner, Blackstone Real Estate Advisors, L.P.;
                        Director, AMLI Residential Properties Trust, Host
                        Marriott Corp., and The Rouse Company


Hubert D. Vos           Owner/President, Stonington Capital Corp., a private
(8/2/33)                investment company
1994


Paul M. Wythes          Founding Partner, Sutter Hill Ventures,
(6/23/33)               a venture capital limited partnership,
1985                    providing equity capital to young
                        high-technology companies throughout the
                        United States; Director, Teltone Corp.


*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.




T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------


Inside Trustees

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios        Principal Occupation(s) During Past 5 Years and
Overseen]               Other Directorships of Public Companies
--------------------------------------------------------------------------------

John H. Laporte         Director, T. Rowe Price Group, Inc.; Vice President,
(7/26/45)               T. Rowe Price and New America Growth Fund
1985
[15]


James S. Riepe          Director and Vice President, T. Rowe Price; Vice
(6/25/43)               Chairman of the Board, Director, and Vice President,
1985                    T. Rowe Price Group, Inc.; Chairman of the Board and
[98]                    Director, T. Rowe Price Global Asset Management
                        Limited, T. Rowe Price Investment Services, Inc., T.
                        Rowe Price Retirement Plan Services, Inc., and T.
                        Rowe Price Services, Inc.; Chairman of the Board,
                        Director, President, and Trust Officer, T. Rowe
                        Price Trust Company; Director, T. Rowe Price
                        International, Inc., and T. Rowe Price Global
                        Investment Services Limited; Vice President, New
                        America Growth Fund


M. David Testa          Vice Chairman of the Board, Chief Investment
(4/22/44)               Officer, Director, and Vice President, T. Rowe Price
1997                    Group, Inc.; Chief Investment Officer, Director, and
[98]                    Vice President, T. Rowe Price; Chairman and
                        Director, T. Rowe Price Global Asset Management
                        Limited; Vice President and Director, T. Rowe Price
                        Trust Company; Director, T. Rowe Price Global
                        Investment Services Limited and T. Rowe Price
                        International, Inc.


*Each inside trustee serves until the election of a successor.


Officers

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------
Brace C. Brooks (1/10/67)       Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Group, Inc.
Growth Fund


Joseph A. Carrier (12/30/60)    Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New America          Group, Inc., and T. Rowe Price Investment
Growth Fund                     Services, Inc.



Giri Devulapally (11/18/67)     Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Group, Inc.
Growth Fund


Eric M. Gerster (3/23/71)       Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Group, Inc.
Growth Fund


Henry H. Hopkins (12/23/42)     Director and Vice President, T. Rowe Price
Vice President, New America     Group, Inc.; Vice President, T. Rowe Price, T.
Growth Fund                     Rowe Price International, Inc., and T. Rowe
                                Price Retirement Plan Services, Inc.; Vice
                                President and Director, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Services, Inc., and T. Rowe Price Trust
                                Company


J. Jeffrey Lang (1/10/62)       Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Trust Company
Growth Fund


Christopher R. Leonard          Vice President, T. Rowe Price and T. Rowe
(1/11/73)                       Price Group, Inc.
Vice President, New America
Growth Fund


Patricia B. Lippert (1/12/53)   Assistant Vice President, T. Rowe Price and T.
Secretary, New America          Rowe Price Investment Services, Inc.
Growth Fund


Robert J. Marcotte (3/6/62)     Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Group, Inc.
Growth Fund


David S. Middleton (1/18/56)    Vice President, T. Rowe Price, T. Rowe Price
Controller, New America         Group, Inc., and T. Rowe Price Trust Company
Growth Fund


Joseph M. Milano (9/14/72)      Vice President, T. Rowe Price and T. Rowe
Vice President, New America     Price Group, Inc.
Growth Fund


Robert W. Sharps, 6/10/71       Vice President, T. Rowe Price and T. Rowe
Executive Vice President,       Price Group, Inc.
New America Growth Fund


Robert W. Smith (4/11/61)       Vice President, T. Rowe Price, T. Rowe Price
President, New America          Group, Inc., and T. Rowe Price International,
Growth Fund                     Inc.


R. Candler Young (9/28/71)      Vice President, T. Rowe Price
Vice President, New America
Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.




T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.





T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.




T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.




T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.



*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.




T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

Brokerage Services
T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

Margin and Options Trading for qualified investors.

Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.



*    $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

logo(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

     F60-051  6/30/02